                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 2, 2003

                                CUNO INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                000-21109                                 06-1159240
                ---------                                 ----------
        (Commission File Number)               (IRS Employer Identification No.)


          400 Research Parkway

          Meriden, Connecticut                               06450
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


                                 (203) 237-5541
                                 --------------
              (Registrant's telephone number, including area code)

Item 4. Change in Registrant's Certifying Public Accountant

(a)    Previous independent accountants

       (i) On October 2, 2003, the Audit Committee of the Board of Directors of CUNO Incorporated (the "Registrant") notified Ernst & Young LLP that it was being dismissed as the independent accountants of the Registrant, effective upon completion of its audit relating to the Registrant's financial statements to be included in the Registrant's Annual Report on Form 10-K for the year ending October 31, 2003 and the filing of such Form 10-K.

       (ii) The reports of Ernst & Young LLP on the financial statements for the fiscal years ended October 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       (iii) The Audit Committee of the Board of Directors of the Registrant approved the decision to change auditors.

       (iv) In connection with its audits for the two most recent fiscal years and through October 2, 2003, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

       (v) During the two most recent fiscal years and through October 2, 2003, there have been no reportable events (as defined by Regulation S-K Item 304(a)(1)(v)).

       (vi) The Registrant has provided Ernst & Young LLP with a copy of the foregoing disclosure and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. A copy of the letter from Ernst & Young LLP dated October 3, 2003 is filed as
       Exhibit 16.1 to this Form 8-K.

(b)    New independent accountants

       (i) Effective on October 2, 2003, the Audit Committee of the Board of Directors engaged PricewaterhouseCoopers LLP as the Company's new independent accountants. The engagement is subject to acceptance by PricewaterhouseCoopers LLP after completion of their internal procedures and effective upon completion of the audit by Ernst & Young LLP relating to the Registrant's financial statements to be included in the Registrant's Annual Report on Form 10-K for the year ended October 31, 2003 and the filing of such Form 10-K. PricewaterhouseCoopers LLP had not been consulted by the Registrant during the two most recently completed fiscal years and through October 2, 2003 with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; and neither a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by
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       the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue,or (ii) any matters that were either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in 304
       (a) (1) (v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c)    Exhibits

       16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 3, 2003.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date     October 3, 2003
     -----------------------



By /s/ Frederick C. Flynn, Jr.
   ---------------------------
Frederick C. Flynn, Jr.
Senior Vice President -
Finance and Administration,
Chief Financial Officer
and Assistant Secretary
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                                CUNO INCORPORATED
                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
16.1                       Letter regarding change in certifying accountant